UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) :   December 18, 2003

                            SPIEGEL, INC.

   (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State or other          (Commission file    (I.R.S. Employer
   jurisdiction of          number)             Identification No.)
   incorporation or
   organization)

   3500 Lacey Road
   Downers Grove, IL                            60515-5432
  (Address of principal executive offices)      (Zip Code)


                            (630) 986-8800
       (Registrant's telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)

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Item 4. Changes In Registrant's Certifying Accountant.

On December 17, 2003, the Company received Bankruptcy Court authorization to retain and employ BDO Seidman, LLP (BDO) as its independent auditors.
The Company's audit committee previously approved the engagement on November 10, 2003. The engagement becomes effective as of December 1, 2003. During the two most recent fiscal years ended December 28, 2002 and December 29, 2001, and through December 1, 2003, the Company has not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item
304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).


Item 7.  Exhibits.

(c) Exhibits

    None


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   December 18, 2003            By: /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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EXHIBIT INDEX

Exhibit No.

   None